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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                 FORM 8-K/A(1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 30, 1997


                                 Discreet Logic Inc.
                                 -------------------
             (Exact name of Registrant as specified in its charter)



         Quebec                            0-26100           98-0150790
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(State or other jurisdiction               (Commission   (IRS Employer
       of Incorporation)                   File Number)  Identification No.)

     10 Duke Street
Montreal, Quebec, Canada                                      H3C 2L7
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (514) 393-1616



(1) This Report amends the Registrant's Report on Form 8-K originally filed on January 14, 1998 with the Securities and Exchange Commission.

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Item 2.    Acquisition or Disposition of Assets

     On December 2, 1997, Discreet Logic Inc. ("Discreet") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Lantern Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Discreet ("Merger Sub"), and Lightscape Technologies, Inc., a Delaware corporation ("Lightscape"). On December 30, 1997, pursuant to the Merger Agreement, and upon the satisfaction of certain closing conditions, Merger Sub merged (the "Merger") with and into Lightscape with Lightscape as the surviving corporation and a wholly-owned subsidiary of Discreet.

     As a result of the Merger, Discreet acquired, among other products, the Lightscape TM product, a software application which integrates radiosity and ray tracing with physically based lighting, including related know-how and goodwill. The aggregate purchase price for Lightscape includes the assumption of approximately $5.7 million of net liabilities (of which approximately $3.4 Million was paid at the closing), not including costs associated with the transaction, and up to $6.8 million in contingent consideration to be paid only if certain revenue objectives are achieved by Lightscape in calendar 1998 and 1999.

     The acquisition has been accounted for as a purchase. A substantial portion of the purchase price and transaction costs was allocated to purchased in-process research and development for which Discreet incurred a one-time charge against earnings in the amount of $5.8 million, ($0.19 per share on a diluted basis), in the quarter ended December 31, 1997.

     The terms of the transaction were the result of arms'-length negotiations between the representatives of Discreet and Lightscape. The terms of the transaction are more fully described in the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Discreet's Current Report on Form 8-K dated December 30, 1997 and which is incorporated herein by reference.

Certain Factors that May Affect Future Results

     Information provided by Discreet from time to time, including statements in this Form 8-K which are not historical facts, constitute forward looking statements that involve risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the releases of the Securities and Exchange Commission. Actual results of operations in connection with the acquisition of Lightscape may vary significantly based on a number of factors, including the integration of the Lightscape products into Discreet's product line, market acceptance of Lightscape's products, successful penetration of new markets for institutional customers and professional consumers, the impact of the Merger on the Company's current business, the timely development and acceptance of new products, the impact of competitive products and pricing, the timely development and release of products by strategic suppliers, and other risks discussed from time to time in Discreet's other filings with the Securities and Exchange Commission.

                                       2
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Item 7.    Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

      The following financial statements of Lightscape, together with the report thereon manually signed by Ernst & Young LLP, appear as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by this reference:

      Consolidated Balance Sheets as of December 31, 1996 and 1995. Consolidated Statements of Operations for the years ended December 31, 1996 and 1995.
      Consolidated Statements of Net Capital Deficiency for the years ended December 31, 1996 and 1995.
      Consolidated Statements of Cash Flows for the years ended December 31, 1996 and 1995.
      Notes to Consolidated Financial Statements.

      The following unaudited interim financial statements of Lightscape appear as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference:

      Consolidated Balance Sheet as of September 30, 1997.
      Consolidated Statements of Operations for the nine month periods ended September 30, 1997 and 1996.
      Consolidated Statements of Cash Flows for the nine month periods ended September 30, 1997 and 1996.
      Notes to Consolidated Financial Statements.

(b)  Pro Forma Financial Information.

      The following unaudited pro forma combined financial statements appear as
Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by this reference:

      Pro Forma Combined Balance Sheet as of September 30, 1997.
      Pro Forma Combined Statement of Operations for the fiscal year ended June 30, 1997.
      Pro Forma Combined Statement of Operations for the three months ended September 30, 1997.
      Notes to Pro Forma Combined Financial Statements.

(c)  Exhibits.

                                 Exhibit Index
                                 -------------


      Exhibit No.                          Description
      -----------                          -----------


          2.1 Agreement and Plan of Merger and Reorganization by and among Discreet Logic Inc., Lantern Acquisition Corp. and Lightscape Technologies, Inc. dated as of December 2, 1997 (filed as Exhibit 2.1 to Discreet's Current Report on Form 8-K dated December 30, 1997 as incorporated herein by reference)

          23.1           Consent of Ernst & Young LLP, Independent Auditors

          99.1           Financial Statements of Lightscape Technologies, Inc.

          99.2 Unaudited Interim Financial Statements of Lightscape Technologies, Inc.

          99.3           Unaudited Pro Forma Financial Statements




                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DISCREET LOGIC INC.
March 13, 1998

                                    By:  /s/ Francois Plamondon
                                         ----------------------
                                         Francois Plamondon
                                         Executive Vice President,
                                         Chief Financial Officer, Treasurer and
                                         Secretary

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                                 Exhibit Index
                                 -------------


      Exhibit No.                          Description
      -----------                          -----------

          2.1 Agreement and Plan of Merger and Reorganization by and among Discreet Logic Inc., Lantern Acquisition Corp. and Lightscape Technologies, Inc. dated as of December 2, 1997 (filed as Exhibit 2.1 to Discreet's Current Report on Form 8-K dated December 30, 1997 as incorporated herein by reference)

         23.1            Consent of Ernst & Young LLP, Independent Auditors

         99.1            Financial Statements of Lightscape Technologies, Inc.

         99.2 Unaudited Interim Financial Statements of Lightscape Technologies, Inc.

         99.3            Unaudited Pro Forma Financial Statements